Excess Catastrophe Reinsurance Contract
                   Effective:  January 1, 1996

                            issued to

                      Meridian Mutual Group
                      Indianapolis, Indiana



              Second Excess Catastrophe Reinsurance

               Reinsurers                          Participations

The Aetna Casualty and Surety Company                      7.00%
Country Mutual Insurance Company                           6.58
Dorinco Reinsurance Company                               10.00
Erie Insurance Exchange                                    1.50
Insurance Corporation of Hannover                          3.50
International Property Catastrophe Reinsurance Company, Ltd.
3.67
Nationwide Mutual Insurance Company                        3.50
Shelter Reinsurance Company                                1.00
Sumitomo Marine Re Management, Ltd.
  (for The Sumitomo Marine & Fire Insurance Co., Ltd.,
  U.S. Branch)                                             1.75

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)            7.50
Reinsurance Australia Corporation Limited                  3.00

Through Swire Blanch Europe
Bayerische Ruckversicherung A.G.                           5.00
Cie Transcontinentale de Reassurance                       4.00
Mapfre Re Compania de Reaseguros, S.A.                     2.00
Unione Italiana Di Riassicurazione S.P.A.                  1.50
Walbaum International
  for SOREMA North America Reinsurance Company
(as the fronting company for P.R.A.M. subscriptions)       7.00

Through Swire Fraser Ltd.
Lloyd's Underwriters
  Per Signing Schedule(s)                                 31.50

Total                                                    100.00%




              Third Excess Catastrophe Reinsurance

               Reinsurers                          Participations

AXA Reinsurance Company                                    5.00%
Employers Mutual Casualty Company                          2.00
Erie Insurance Exchange                                    2.00
Farmers Mutual Hail Insurance Company of Iowa              1.50
First Excess and Reinsurance Corporation                   6.00
Global Capital Re                                          5.00
Great Lakes Re Management Corporation                      5.25
Insurance Corporation of Hannover                          2.50
International Property Catastrophe Reinsurance Company, Ltd.
2.00
LaSalle Re Limited                                        15.75
Nationwide Mutual Insurance Company                        3.50
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)         2.00
Shelter Reinsurance Company                                0.75
United States Fidelity and Guaranty Company                5.25

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)            7.50
Reinsurance Australia Corporation Limited                  7.50

Through Swire Blanch Europe
Cie Transcontinentale de Reassurance                       2.50
Helvetia Swiss Insurance Company, Ltd.                     1.00
La Mutuelle Du Mans Assurances I.A.R.D.                    2.00
Mapfre Re Compania de Reaseguros, S.A.                     2.00
Unione Italiana Di Riassicurazione S.P.A.                  1.00
Walbaum International
  for SOREMA North America Reinsurance Company
(as the fronting company for P.R.A.M. subscriptions)       6.00

Through Swire Fraser Ltd.
Lloyd's Underwriters
  Per Signing Schedule(s)                                 12.00

Total                                                    100.00%




              Fourth Excess Catastrophe Reinsurance

               Reinsurers                          Participations

Constitution Reinsurance Corporation                       5.00%
Dorinco Reinsurance Company                                6.00
Employers Mutual Casualty Company                          0.60
Erie Insurance Exchange                                    1.25
First Excess and Reinsurance Corporation                   2.00
Global Capital Re                                          7.50
Grinnell Mutual Reinsurance Company                        1.50
LaSalle Re Limited                                        10.52
Nationwide Mutual Insurance Company                        3.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)         2.50
Shelter Reinsurance Company                                1.00
SOREMA North America Reinsurance Company                  15.00
Sumitomo Marine Re Management, Ltd.
  (for The Sumitomo Marine & Fire Insurance Co., Ltd.,
  U.S. Branch)                                             1.00
United Fire & Casualty Company                             0.75
Vesta Fire Insurance Corporation                           5.50

Through Swire Blanch - Australia
GIO Insurance Ltd. (trading as GIO Reinsurance)            4.25

Through Swire Blanch Europe
AXA RE                                                     6.00
Cie Transcontinentale de Reassurance                       2.50
La Mutuelle Du Mans Assurances I.A.R.D.                    1.50
Mapfre Re Compania de Reaseguros, S.A.                     1.50
Unione Italiana Di Riassicurazione S.P.A.                  1.00
Walbaum International
  for SOREMA North America Reinsurance Company
(as the fronting company for P.R.A.M. subscriptions)       4.50

Through Swire Fraser Ltd.
Lloyd's Underwriters
  Per Signing Schedule(s)                                 15.63

Total                                                    100.00%

              Fifth Excess Catastrophe Reinsurance

               Reinsurers                          Participations

AXA Reinsurance Company                                    1.25%
Employers Mutual Casualty Company                          1.00
Erie Insurance Exchange                                    1.25
Farmers Mutual Hail Insurance Company of Iowa              0.35
Grinnell Mutual Reinsurance Company                        0.35
International Property Catastrophe Reinsurance Company, Ltd.
2.50
LaSalle Re Limited                                         2.50
Nationwide Mutual Insurance Company                        2.50
Renaissance Reinsurance Ltd.                              10.00
St. Paul Reinsurance Management Corporation
  (for St. Paul Fire and Marine Insurance Company)         1.10
Shelter Reinsurance Company                                0.50
SOREMA North America Reinsurance Company                   7.50
United Fire & Casualty Company                             0.50
United States Fidelity and Guaranty Company                5.00
Vesta Fire Insurance Corporation                           5.00

Through Park International Limited
Mid Ocean Reinsurance Company Ltd.                         7.50

Through Swire Blanch Europe
Albingia Versicherungs AG                                  2.50
AXA RE                                                     5.00
Bayerische Ruckversicherung A.G.                           5.00
Cie Transcontinentale de Reassurance                       1.25
La Mutuelle Du Mans Assurances I.A.R.D.                    1.50
Mapfre Re Compania de Reaseguros, S.A.                     2.50
Sirius International Insurance Corporation                 1.00
Walbaum International
  for SOREMA North America Reinsurance Company
(as the fronting company for P.R.A.M. subscriptions)       3.50

Through Swire Fraser Ltd.
Lloyd's Underwriters
  Per Signing Schedule(s)                                 28.95

Total                                                    100.00%

                        E. W. Blanch Co.

                      Reinsurance Services

                      3500 West 80th Street

                  Minneapolis, Minnesota  55431